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                                                          EXHIBIT 10(iii)(A)(96)

                                 AMENDMENT NO. 6
                                     TO THE

                        NATIONAL SERVICE INDUSTRIES, INC.
                         SENIOR MANAGEMENT BENEFIT PLAN

         THIS AMENDMENT dated this 26th day of June, 2002, by National Service Industries, Inc., a Delaware corporation (the "Company");

                              W I T N E S S E T H:

         WHEREAS, the Company previously established the National Service Industries, Inc. Senior Management Benefit Plan (the "Plan") for the benefit of its eligible employees and their beneficiaries; and

         WHEREAS, the Company desires to amend and terminate the Plan.

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Effective June 30, 2002, or as soon thereafter as administratively practical, the Plan shall be terminated. All Deferred Benefit Accounts shall be valued in accordance with the terms of the Plan and shall be payable to Participants commencing as soon as practical following the termination of the Plan in a lump sum or in such other manner as permitted by the Plan Committee and as elected by the Participant during such time period and using such form as provided by the Plan Committee; provided, however, if no such election form is timely submitted by a Participant, the Deferred Benefit Account shall be payable in accordance with Section 5.5 and the Participant's previous Benefit Payment Election.

                                       2.

         Except as provided herein, the provisions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 6 to be executed by its duly authorized corporate officers as of the date and year first written above.

ATTEST:                                 NATIONAL SERVICE INDUSTRIES, INC.



______________________________          By:_____________________________________
            Secretary                      Brock Hattox, Chairman of the Board,
                                           Chief Executive Officer and President